Interpublic Group July 21, 2021 SECOND QUARTER 2021 EARNINGS CONFERENCE CALL

2Interpublic Group of Companies, Inc. Overview — Second Quarter 2021 Organic change of net revenue, adjusted EBITA before Restructuring Charges and adjusted diluted EPS are non-GAAP measures. Management believes these metrics provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. See our non-GAAP reconciliations of organic net revenue change on pages 18-19 and adjusted results on pages 20-24. • Net revenue growth was 22.5% and organic growth was 19.8% ◦ U.S. organic growth was 17.4% ◦ International organic growth was 24.4% ◦ All major client sectors grew at double-digits percents • Net income as reported was $263.3 million • Adjusted EBITA before restructuring charges was $405.8 million, a 17.9% margin on net revenue • Diluted EPS was $0.66 as reported, and adjusted diluted EPS was $0.70 • Balance sheet and liquidity remain strong with $3.8 billion of total available liquidity

3Interpublic Group of Companies, Inc. Three Months Ended June 30, 2021 2020 Net Revenue $ 2,269.6 $ 1,853.4 Billable Expenses 240.0 172.3 Total Revenue 2,509.6 2,025.7 Salaries and Related Expenses 1,484.9 1,306.1 Office and Other Direct Expenses 301.0 317.0 Billable Expenses 240.0 172.3 Cost of Services 2,025.9 1,795.4 Selling, General and Administrative Expenses 29.4 4.1 Depreciation and Amortization 70.1 73.1 Restructuring Charges (0.2) 112.6 Total Operating Expenses 2,125.2 1,985.2 Operating Income 384.4 40.5 Interest Expense, net (35.0) (43.9) Other Income (Expense), net 4.7 (21.5) Income (Loss) Before Income Taxes 354.1 (24.9) Provision for Income Taxes 86.7 19.0 Equity in Net Income of Unconsolidated Affiliates 0.4 0.0 Net Income (Loss) 267.8 (43.9) Net Income Attributable to Noncontrolling Interests (4.5) (1.7) Net Income (Loss) Available to IPG Common Stockholders $ 263.3 $ (45.6) Earnings (Loss) per Share Available to IPG Common Stockholders - Basic $ 0.67 $ (0.12) Earnings (Loss) per Share Available to IPG Common Stockholders - Diluted $ 0.66 $ (0.12) Weighted-Average Number of Common Shares Outstanding - Basic 393.3 389.4 Weighted-Average Number of Common Shares Outstanding - Diluted 399.0 389.4 Dividends Declared per Common Share $ 0.270 $ 0.255 ($ in Millions, except per share amounts) Operating Performance

4Interpublic Group of Companies, Inc. Three Months Ended Six Months Ended $ % Change $ % Change June 30, 2020 $ 1,853.4 $ 3,825.5 Foreign currency 58.1 3.1% 87.4 2.3% Net acquisitions/(divestitures) (8.0) (0.4%) (19.7) (0.6%) Organic 366.1 19.8% 404.1 10.6% Total change 416.2 22.5% 471.8 12.3% June 30, 2021 $ 2,269.6 $ 4,297.3 Three Months Ended June 30, Six Months Ended June 30, Change Change 2021 2020 Organic Total 2021 2020 Organic Total IAN $ 1,954.5 $ 1,585.7 20.5% 23.3% $ 3,688.6 $ 3,250.2 11.6% 13.5% DXTRA $ 315.1 $ 267.7 15.1% 17.7% $ 608.7 $ 575.3 4.5% 5.8% See reconciliation of segment organic net revenue change on page 18. ($ in Millions) Net Revenue

5Interpublic Group of Companies, Inc. Organic Net Revenue Change by Region “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated net revenue distribution. See reconciliation of organic net revenue change, including total net revenue change, on page 18. Three Months Ended June 30, 2021 +17.4% United States +18.7% United Kingdom +27.9% Continental Europe +49.0% Latin America +14.0% Asia Pacific +24.4% International +19.8% Worldwide +29.2% All Other Markets

6Interpublic Group of Companies, Inc. Operating Expenses % of Net Revenue (1) Excludes amortization of acquired intangibles. Three Months Ended June 30 (1)

Adjusted Diluted Earnings Per Share

	Three Months Ended June 30, 2021				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [1]	Net Losses on Sales of Businesses	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [2]	**$ 384.4**	**$ (21.6)**	**$ 0.2**		**$ 405.8**
Total (Expenses) and Other Income [3]	(30.3)			$ (1.7)	(28.6)
Income Before Income Taxes	**354.1**	**(21.6)**	**0.2**	**(1.7)**	**377.2**
Provision for Income Taxes	86.7	4.2	0.0	1.0	91.9
Equity in Net Income of Unconsolidated Affiliates	0.4				0.4
Net Income Attributable to Noncontrolling Interests	(4.5)				(4.5)
DILUTED EPS COMPONENTS:					
Net Income Available to IPG Common Stockholders	**$ 263.3**	**$ (17.4)**	**$ 0.2**	**$ (0.7)**	**$ 281.2**
Weighted-Average Number of Common Shares Outstanding	399.0				399.0
Earnings per Share Available to IPG Common Stockholders [4]	**$ 0.66**	**$ (0.04)**	**$ 0.00**	**$ (0.00)**	**$ 0.70**

(1) Restructuring charges of ($0.2) in the second quarter of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
(2) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 22.
(3) Consists of non-operating expenses including interest expense, net and other expense, net.
(4) Earnings per share may not add due to rounding.
See full non-GAAP reconciliation of adjusted diluted earnings per share on page 20.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 7 IPG

8Interpublic Group of Companies, Inc. Three Months Ended June 30, 2021 2020 Net Income (Loss) $ 267.8 $ (43.9) OPERATING ACTIVITIES: Depreciation & amortization 93.1 88.7 Deferred taxes 28.4 (9.9) Net losses on sales of businesses 1.7 19.9 Other non-cash items 1.0 27.2 Non-cash restructuring charges (0.7) 67.6 Change in working capital, net 101.6 (264.9) Change in other non-current assets & liabilities (24.7) 28.2 Net cash provided by (used in) Operating Activities 468.2 (87.1) INVESTING ACTIVITIES: Capital expenditures (33.8) (27.3) Acquisitions, net of cash acquired — (1.2) Other investing activities (9.5) (4.0) Net cash used in Investing Activities (43.3) (32.5) FINANCING ACTIVITIES: Common stock dividends (106.1) (99.2) Acquisition-related payments (8.9) (13.7) Distributions to noncontrolling interests (3.6) (3.8) Tax payments for employee shares withheld (1.6) (2.7) Net increase (decrease) in short-term borrowings 18.7 (245.3) Other financing activities (0.3) (2.0) Net cash used in Financing Activities (101.8) (366.7) Currency effect 2.5 17.8 Net increase (decrease) in cash, cash equivalents and restricted cash $ 325.6 $ (468.5) ($ in Millions) Cash Flow

9Interpublic Group of Companies, Inc. June 30, 2021 December 31, 2020 June 30, 2020 CURRENT ASSETS: Cash and cash equivalents $ 2,340.6 $ 2,509.0 $ 1,085.4 Accounts receivable, net 3,893.6 4,646.4 3,146.6 Accounts receivable, billable to clients 2,043.4 1,820.7 1,463.7 Assets held for sale 4.6 0.8 26.6 Other current assets 500.3 390.7 492.0 Total current assets $ 8,782.5 $ 9,367.6 $ 6,214.3 CURRENT LIABILITIES: Accounts payable $ 6,605.9 $ 7,269.7 $ 4,328.1 Accrued liabilities 679.8 832.4 599.3 Contract liabilities 678.5 657.8 557.6 Short-term borrowings 56.7 48.0 51.9 Current portion of long-term debt 503.1 502.5 503.0 Current portion of operating leases 267.9 268.5 258.5 Liabilities held for sale 4.8 1.6 68.1 Total current liabilities $ 8,796.7 $ 9,580.5 $ 6,366.5 ($ in Millions) Balance Sheet — Current Portion

10Interpublic Group of Companies, Inc. Short-Term Debt Senior Notes - Current Senior Notes 3.750% 4.650% 5.400%2.400%4.200% Total Debt = $3.5 billion ($ in Millions) Debt Maturity Schedule 4.750% (1) Senior Notes due on October 1, 2021. 3.375% ... ... (1)

11Interpublic Group of Companies, Inc. Summary • Strong first-half of 2021 • Foundation for sustained growth and value creation ◦ Quality of our agency offerings and talent ◦ Data capabilities at scale ◦ Strong creative and innovative marketing & media solutions ◦ Integrated digital and digital specialists ◦ Evolving higher-value offerings ◦ "Open architecture" agency collaboration • Effective expense management is an ongoing priority • Financial strength a continued source of value creation

12Interpublic Group of Companies, Inc. Appendix

13Interpublic Group of Companies, Inc. Six Months Ended June 30, 2021 2020 Net Revenue $ 4,297.3 $ 3,825.5 Billable Expenses 469.3 560.0 Total Revenue 4,766.6 4,385.5 Salaries and Related Expenses 2,878.0 2,728.9 Office and Other Direct Expenses 593.9 695.2 Billable Expenses 469.3 560.0 Cost of Services 3,941.2 3,984.1 Selling, General and Administrative Expenses 57.6 26.5 Depreciation and Amortization 139.3 145.9 Restructuring Charges 1.1 112.6 Total Operating Expenses 4,139.2 4,269.1 Operating Income 627.4 116.4 Interest Expense, net (77.7) (78.0) Other Expense, net (1) (79.2) (43.3) Income (Loss) Before Income Taxes 470.5 (4.9) Provision for Income Taxes 110.5 36.2 Equity in Net Income (Loss) of Unconsolidated Affiliates 0.2 (0.2) Net Income (Loss) 360.2 (41.3) Net (Income) Loss Attributable to Noncontrolling Interests (5.2) 0.4 Net Income (Loss) Available to IPG Common Stockholders $ 355.0 $ (40.9) Earnings (Loss) per Share Available to IPG Common Stockholders - Basic $ 0.90 $ (0.11) Earnings (Loss) per Share Available to IPG Common Stockholders - Diluted $ 0.89 $ (0.11) Weighted-Average Number of Common Shares Outstanding - Basic 392.4 388.5 Weighted-Average Number of Common Shares Outstanding - Diluted 397.6 388.5 Dividends Declared per Common Share $ 0.540 $ 0.510 ($ in Millions, except per share amounts) Operating Performance (1) Includes a loss of $74.0 on early extinguishment of debt for the six months ended June 30, 2021.

14Interpublic Group of Companies, Inc. Organic Net Revenue Change by Region “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated net revenue distribution. See reconciliation of organic net revenue change, including total net revenue change, on page 19. Six Months Ended June 30, 2021 +8.3% United States +10.6% United Kingdom +20.2% Continental Europe +24.4% Latin America +8.8% Asia Pacific +15.2% International +10.6% Worldwide +18.4% All Other Markets

15Interpublic Group of Companies, Inc. Operating Expenses % of Net Revenue (1) Excludes amortization of acquired intangibles. . Six Months Ended June 30 (1)

16Interpublic Group of Companies, Inc. Six Months Ended June 30, 2021 2020 Net Income (Loss) $ 360.2 $ (41.3) OPERATING ACTIVITIES: Depreciation & amortization 185.3 187.0 Loss on early extinguishment of debt 74.0 — Deferred taxes 46.6 (21.1) Net losses on sales of businesses 14.2 43.2 Other non-cash items 3.6 51.0 Non-cash restructuring charges (0.9) 67.6 Change in working capital, net (395.3) (636.5) Change in other non-current assets & liabilities (69.3) (14.1) Net cash provided by (used in) Operating Activities 218.4 (364.2) INVESTING ACTIVITIES: Capital expenditures (62.1) (71.9) Acquisitions, net of cash acquired — (2.5) Net proceeds from investments 28.8 1.7 Other investing activities (9.8) (20.6) Net cash used in Investing Activities (43.1) (93.3) FINANCING ACTIVITIES: Early extinguishment of long-term debt (1,066.8) — Common stock dividends (215.2) (199.2) Tax payments for employee shares withheld (24.0) (21.8) Acquisition-related payments (12.3) (32.3) Distributions to noncontrolling interests (6.9) (9.4) Proceeds from long-term debt 998.1 646.2 Net increase in short-term borrowings 15.8 2.5 Exercise of stock options 8.0 0.0 Other financing activities (11.2) (8.3) Net cash (used in) provided by Financing Activities (314.5) 377.7 Currency effect (27.9) (28.9) Net decrease in cash, cash equivalents and restricted cash $ (167.1) $ (108.7) ($ in Millions) Cash Flow

17Interpublic Group of Companies, Inc. 2021 Q1 Q2 Q3 Q4 YTD 2021 Depreciation and amortization (1) $ 47.6 $ 48.5 $ 96.1 Amortization of acquired intangibles 21.6 21.6 43.2 Amortization of restricted stock and other non-cash compensation 20.3 21.9 42.2 Net amortization of bond discounts and deferred financing costs 2.7 1.1 3.8 2020 Q1 Q2 Q3 Q4 FY 2020 Depreciation and amortization (1) $ 51.5 $ 51.3 $ 49.7 $ 52.2 $ 204.7 Amortization of acquired intangibles 21.3 21.8 21.3 21.5 85.9 Amortization of restricted stock and other non-cash compensation 23.2 12.6 20.6 10.6 67.0 Net amortization of bond discounts and deferred financing costs 2.3 3.0 3.3 2.8 11.4 ($ in Millions) (1) Excludes amortization of acquired intangibles. Depreciation and Amortization

18Interpublic Group of Companies, Inc. Components of Change Change Three Months Ended June 30, 2020 Foreign Currency Net Acquisitions/ (Divestitures) Organic Three Months Ended June 30, 2021 Organic Total SEGMENT: IAN $ 1,585.7 $ 48.6 $ (5.4) $ 325.6 $ 1,954.5 20.5% 23.3% DXTRA 267.7 9.5 (2.6) 40.5 315.1 15.1% 17.7% Total $ 1,853.4 $ 58.1 $ (8.0) $ 366.1 $ 2,269.6 19.8% 22.5% GEOGRAPHIC: United States $ 1,227.2 $ — $ (4.8) $ 213.1 $ 1,435.5 17.4% 17.0% International 626.2 58.1 (3.2) 153.0 834.1 24.4% 33.2% United Kingdom 147.2 19.9 — 27.5 194.6 18.7% 32.2% Continental Europe 149.7 14.5 (0.4) 41.7 205.5 27.9% 37.3% Asia Pacific 162.6 11.7 (4.6) 22.8 192.5 14.0% 18.4% Latin America 62.3 2.3 1.8 30.5 96.9 49.0% 55.5% All Other Markets 104.4 9.7 0.0 30.5 144.6 29.2% 38.5% Worldwide $ 1,853.4 $ 58.1 $ (8.0) $ 366.1 $ 2,269.6 19.8% 22.5% ($ in Millions) Reconciliation of Organic Net Revenue

19Interpublic Group of Companies, Inc. Components of Change Change Six Months Ended June 30, 2020 Foreign Currency Net Acquisitions/ (Divestitures) Organic Six Months Ended June 30, 2021 Organic Total SEGMENT: IAN $ 3,250.2 $ 71.4 $ (11.4) $ 378.4 $ 3,688.6 11.6% 13.5% DXTRA 575.3 16.0 (8.3) 25.7 608.7 4.5% 5.8% Total $ 3,825.5 $ 87.4 $ (19.7) $ 404.1 $ 4,297.3 10.6% 12.3% GEOGRAPHIC: United States $ 2,547.2 $ — $ (12.2) $ 210.3 $ 2,745.3 8.3% 7.8% International 1,278.3 87.4 (7.5) 193.8 1,552.0 15.2% 21.4% United Kingdom 312.9 31.5 0.9 33.3 378.6 10.6% 21.0% Continental Europe 295.7 27.7 (1.9) 59.8 381.3 20.2% 28.9% Asia Pacific 321.4 20.6 (8.6) 28.2 361.6 8.8% 12.5% Latin America 141.6 (5.9) 2.1 34.5 172.3 24.4% 21.7% All Other Markets 206.7 13.5 0.0 38.0 258.2 18.4% 24.9% Worldwide $ 3,825.5 $ 87.4 $ (19.7) $ 404.1 $ 4,297.3 10.6% 12.3% ($ in Millions) Reconciliation of Organic Net Revenue

Reconciliation of Adjusted Results[1]

	Three Months Ended June 30, 2021				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Losses on Sales of Businesses	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	$ 384.4	$ (21.6)	$ 0.2		$ 405.8
Total (Expenses) and Other Income [4]	(30.3)			$ (1.7)	(28.6)
Income Before Income Taxes	354.1	(21.6)	0.2	(1.7)	377.2
Provision for Income Taxes	86.7	4.2	0.0	1.0	91.9
Equity in Net Income of Unconsolidated Affiliates	0.4				0.4
Net Income Attributable to Noncontrolling Interests	(4.5)				(4.5)
Net Income Available to IPG Common Stockholders	$ 263.3	$ (17.4)	$ 0.2	$ (0.7)	$ 281.2
Weighted-Average Number of Common Shares Outstanding - Basic	393.3				393.3
Dilutive effect of stock options and restricted shares	5.7				5.7
Weighted-Average Number of Common Shares Outstanding - Diluted	399.0				399.0
Earnings per Share Available to IPG Common Stockholders [5]:					
Basic	$ 0.67	$ (0.04)	$ 0.00	$ (0.00)	$ 0.71
Diluted	$ 0.66	$ (0.04)	$ 0.00	$ (0.00)	$ 0.70

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[2] Restructuring charges of ($0.2) in the second quarter of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
[3] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 22.
[4] Consists of non-operating expenses including interest expense, net and other expense, net.
[5] Earnings per share may not add due to rounding.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 20 IPG

Reconciliation of Adjusted Results[1]

	Six Months Ended June 30, 2021					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Losses on Sales of Businesses	Loss on Early Extinguishment of Debt [3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [4]	**$ 627.4**	**$ (43.2)**	**$ (1.1)**			**$ 671.7**
Total (Expenses) and Other Income [5]	(156.9)			$ (14.2)	$ (74.0)	(68.7)
Income Before Income Taxes	**470.5**	**(43.2)**	**(1.1)**	**(14.2)**	**(74.0)**	**603.0**
Provision for Income Taxes	110.5	8.4	0.3	1.7	18.5	139.4
Equity in Net Income of Unconsolidated Affiliates	0.2					0.2
Net Income Attributable to Noncontrolling Interests	(5.2)					(5.2)
Net Income Available to IPG Common Stockholders	**$ 355.0**	**$ (34.8)**	**$ (0.8)**	**$ (12.5)**	**$ (55.5)**	**$ 458.6**
Weighted-Average Number of Common Shares Outstanding - Basic	**392.4**					**392.4**
Dilutive effect of stock options and restricted shares	5.2					5.2
Weighted-Average Number of Common Shares Outstanding - Diluted	**397.6**					**397.6**
Earnings per Share Available to IPG Common Stockholders [6]:						
Basic	$ 0.90	$ (0.09)	$ (0.00)	$ (0.03)	$ (0.14)	$ 1.17
Diluted	$ 0.89	$ (0.09)	$ (0.00)	$ (0.03)	$ (0.14)	$ 1.15

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring charges of $1.1 in the first half of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
(3) Consists of a loss related to the early extinguishment of our 4.000% unsecured senior notes due 2022, 3.750% unsecured senior notes due 2023 and half of our 4.200% unsecured senior notes due 2024.
(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 22.
(5) Consists of non-operating expenses including interest expense, net and other expense, net.
(6) Earnings per share may not add due to rounding.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 21 IPG

Reconciliation of Adjusted EBITA[1]

	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Net Revenue	**$ 2,269.6**	**$ 1,853.4**	**$ 4,297.3**	**$ 3,825.5**
Non-GAAP Reconciliation:				
Net Income (Loss) Available to IPG Common Stockholders	**$ 263.3**	**$ (45.6)**	**$ 355.0**	**$ (40.9)**
Add Back:				
Provision for Income Taxes	86.7	19.0	110.5	36.2
Subtract:				
Total (Expenses) and Other Income	(30.3)	(65.4)	(156.9)	(121.3)
Equity in Net Income (Loss) of Unconsolidated Affiliates	0.4	0.0	0.2	(0.2)
Net (Income) Loss Attributable to Noncontrolling Interests	(4.5)	(1.7)	(5.2)	0.4
Operating Income	**$ 384.4**	**$ 40.5**	**$ 627.4**	**$ 116.4**
Add Back:				
Amortization of Acquired Intangibles	21.6	21.8	43.2	43.1
Adjusted EBITA	**$ 406.0**	**$ 62.3**	**$ 670.6**	**$ 159.5**
Adjusted EBITA Margin on Net Revenue %	**17.9 %**	**3.4 %**	**15.6 %**	**4.2 %**
Restructuring Charges[2]	$ (0.2)	$ 112.6	$ 1.1	$ 112.6
Adjusted EBITA before Restructuring Charges	**$ 405.8**	**$ 174.9**	**$ 671.7**	**$ 272.1**
Adjusted EBITA before Restructuring Charges Margin on Net Revenue %	**17.9 %**	**9.4 %**	**15.6 %**	**7.1 %**

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[2] Restructuring charges of ($0.2) and $1.1 in the second quarter and first half of 2021, respectively, were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
($ in Millions)

Interpublic Group of Companies, Inc. — 22 IPG

Reconciliation of Adjusted Results[1]

	Three Months Ended June 30, 2020					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges	Net Losses on Sales of Businesses	Net Impact of Discrete Tax Item [2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	**$ 40.5**	**$ (21.8)**	**$ (112.6)**			**$ 174.9**
Total (Expenses) and Other Income [4]	(65.4)			$ (19.9)		(45.5)
(Loss) Income Before Income Taxes	**(24.9)**	**(21.8)**	**(112.6)**	**(19.9)**		**129.4**
Provision for Income Taxes	19.0	4.2	25.4	0.0	$ (10.0)	38.6
Equity in Net Loss of Unconsolidated Affiliates	0.0					0.0
Net Income Attributable to Noncontrolling Interests	(1.7)					(1.7)
Net (Loss) Income Available to IPG Common Stockholders	**$ (45.6)**	**$ (17.6)**	**(87.2)**	**$ (19.9)**	**$ (10.0)**	**$ 89.1**
Weighted-Average Number of Common Shares Outstanding - Basic	**389.4**					**389.4**
Dilutive effect of stock options and restricted shares	N/A					2.9
Weighted-Average Number of Common Shares Outstanding - Diluted	**389.4**					**392.3**
(Loss) Earnings per Share Available to IPG Common Stockholders [5]:						
Basic	$ (0.12)	$ (0.05)	$ (0.22)	$ (0.05)	$ (0.03)	$ 0.23
Diluted	$ (0.12)	$ (0.05)	$ (0.22)	$ (0.05)	$ (0.03)	$ 0.23

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[2] Consists of tax expense related to the estimated costs associated with our change in assertion (APB 23) that we will no longer permanently reinvest undistributed earnings attributable to certain foreign subsidiaries.
[3] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 22.
[4] Consists of non-operating expenses including interest expense, net and other expense, net.
[5] Earnings per share may not add due to rounding.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. 23 IPG

Reconciliation of Adjusted Results[1]

	Six Months Ended June 30, 2020					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges	Net Losses on Sales of Businesses	Net Impact of Discrete Tax Item [2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	**$ 116.4**	**$ (43.1)**	**$ (112.6)**			**$ 272.1**
Total (Expenses) and Other Income [4]	(121.3)			$ (43.2)		(78.1)
(Loss) Income Before Income Taxes	**(4.9)**	**(43.1)**	**(112.6)**	**(43.2)**		**194.0**
Provision for Income Taxes	36.2	8.4	25.4	0.9	$ (10.0)	60.9
Equity in Net Loss of Unconsolidated Affiliates	(0.2)					(0.2)
Net Loss Attributable to Noncontrolling Interests	0.4					0.4
Net (Loss) Income Available to IPG Common Stockholders	**$ (40.9)**	**$ (34.7)**	**$ (87.2)**	**$ (42.3)**	**$ (10.0)**	**$ 133.3**
Weighted-Average Number of Common Shares Outstanding - Basic	**388.5**					**388.5**
Dilutive effect of stock options and restricted shares	N/A					3.3
Weighted-Average Number of Common Shares Outstanding - Diluted	**388.5**					**391.8**
(Loss) Earnings per Share Available to IPG Common Stockholders [5]:						
Basic	$ (0.11)	$ (0.09)	$ (0.22)	$ (0.11)	$ (0.03)	$ 0.34
Diluted	$ (0.11)	$ (0.09)	$ (0.22)	$ (0.11)	$ (0.03)	$ 0.34

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[2] Consists of tax expense related to the estimated costs associated with our change in assertion (APB 23) that we will no longer permanently reinvest undistributed earnings attributable to certain foreign subsidiaries.
[3] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 22.
[4] Consists of non-operating expenses including interest expense, net and other expense, net.
[5] Earnings per share may not add due to rounding.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 24
IPG

25Interpublic Group of Companies, Inc. Metrics Update

26Interpublic Group of Companies, Inc. Metrics Update CATEGORY: SALARIES & RELATED OFFICE & OTHER DIRECT FINANCIAL (% of net revenue) (% of net revenue) METRIC: Trailing Twelve Months Trailing Twelve Months Available Liquidity Base, Benefits & Tax Occupancy Expense Credit Facility Covenant Incentive Expense All Other Office and Other Direct Expenses Severance Expense Temporary Help

27Interpublic Group of Companies, Inc. Salaries & Related Expenses % of Net Revenue, Trailing Twelve Months

28Interpublic Group of Companies, Inc. Salaries & Related Expenses (% of Net Revenue) “All Other Salaries & Related,” not shown, was 1.1% for both three months ended June 30, 2021 and 2020, and 1.3% and 1.1% for six months ended June 30, 2021 and 2020, respectively. Three and Six Months Ended June 30 2021 2020

29Interpublic Group of Companies, Inc. Office & Other Direct Expenses % of Net Revenue, Trailing Twelve Months

30Interpublic Group of Companies, Inc. Office & Other Direct Expenses (% of Net Revenue) “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains) and other expenses. Three and Six Months Ended June 30 2021 2020

31Interpublic Group of Companies, Inc. ($ in Millions) Available Liquidity Cash, Cash Equivalents + Available Committed Credit Facilities Available Committed Credit FacilityCash and Cash Equivalents 364-Day Credit Facility (1) The 364-day revolving credit facility matured in March 2021. (1) (1)

32Interpublic Group of Companies, Inc. Financial Covenant Four Quarters Ended June 30, 2021 Leverage Ratio (not greater than) (2) (3) 4.25x Actual Leverage Ratio 2.10x CREDIT AGREEMENT EBITDA RECONCILIATION: Four Quarters Ended June 30, 2021 Net Income Available to IPG Common Stockholders $ 747.0 + Non-Operating Adjustments (4) 352.4 Operating Income $ 1,099.4 + Depreciation and Amortization 399.5 + Other Non-cash Charges Reducing Operating Income 154.9 Credit Agreement EBITDA (2): $ 1,653.8 ($ in Millions) Credit Facility Covenant (1) (1) The leverage ratio financial covenant applies to our committed corporate credit facility, amended and restated as of November 1, 2019 ( the "Credit Agreement"). (2) The leverage ratio is defined as debt as of the last day of such fiscal quarter to EBITDA (as defined in the Credit Agreement) for the four quarters then ended. (3) On July 28, 2020, we entered into Amendment No. 1 to the Credit Agreement. The Amendment increased the maximum leverage ratio covenant to (i) 4.25x through the quarter ended June 30, 2021, and (ii) 3.50x thereafter. (4) Includes adjustments of the following items from our consolidated statement of operations: (benefit of) provision for income taxes, total (expenses) and other income, equity in net (loss) income of unconsolidated affiliates, and net loss (income) attributable to noncontrolling interests.

33Interpublic Group of Companies, Inc. This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ the impacts of the novel coronavirus (COVID-19) pandemic and, the measures to contain its spread, including social distancing efforts and restrictions on businesses, social activities and travel, any failure to realize anticipated benefits from the rollout of COVID-19 vaccination campaigns and the resulting impact on the economy, our clients and demand for our services, which may precipitate or exacerbate other risks and uncertainties; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; ▪ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world, including laws and regulations related to data protection and consumer privacy; and ▪ failure to fully realize the anticipated benefits of our 2020 restructuring actions and other cost-saving initiatives. Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other SEC filings. Cautionary Statement